Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The tax information presented below includes a provisional estimate of the impact of the enactment, in December 2017, of U.S. tax legislation commonly known as the Tax Cuts and Job Act (the "TCJA"), which is discussed in more detail below. For financial reporting purposes, income before income taxes includes the following components:

For the Years Ended December 31,
(In millions of dollars)	2017	2016	2015
Income before income taxes:
U.S.	$819	$725	$702
Other	1,824	1,755	1,605
	$2,643	$2,480	$2,307

The expense for income taxes is comprised of:
Current–
U.S. Federal	$313	$208	$90
Other national governments	388	366	385
U.S. state and local	36	43	52
	737	617	527
Deferred–
U.S. Federal	286	26	125
Other national governments	72	32	15
U.S. state and local	38	10	4
	396	68	144
Total income taxes	$1,133	$685	$671

The significant components of deferred income tax assets and liabilities and their balance sheet classifications are as follows:

December 31,
(In millions of dollars)	2017	2016
Deferred tax assets:
Accrued expenses not currently deductible	$369	$582
Differences related to non-U.S. operations (a)	139	127
Accrued U.S. retirement benefits	394	629
Net operating losses (b)	67	56
Income currently recognized for tax	49	71
Other	31	50
	$1,049	$1,515

Deferred tax liabilities:
Differences related to non-U.S. operations	$235	$217
Depreciation and amortization	338	377
Accrued retirement & postretirement benefits - non-U.S. operations	172	10
Other	16	14
	$761	$618

(a)	Net of valuation allowances of $18 million in 2017 and $3 million in 2016.

(b)	Net of valuation allowances of $11 million in 2017 and $17 million in 2016.

December 31,
(In millions of dollars)	2017	2016
Balance sheet classifications:
Deferred tax assets	$669	$1,097
Other liabilities	$381	$200

A reconciliation from the U.S. Federal statutory income tax rate to the Company’s effective income tax rate is shown below:

For the Years Ended December 31,	2017	2016	2015
U.S. Federal statutory rate	35.0%	35.0%	35.0%
U.S. state and local income taxes—net of U.S. Federal income tax benefit	1.5	1.5	1.6
Differences related to non-U.S. operations	(8.6)	(9.2)	(8.0)
U.S. Tax Reform	17.4	—	—
Equity compensation	(2.6)	—	—
Other	0.2	0.3	0.5
Effective tax rate	42.9%	27.6%	29.1%

The Company’s consolidated effective tax rate was 42.9%, 27.6% and 29.1% in 2017, 2016 and 2015, respectively. The tax rate in each year reflects foreign operations, which are generally taxed at rates lower than the U.S. statutory tax rate. The effective tax rate in 2017 reflects a provisional estimate of the impact of the enactment of the TCJA, as well as the impact of the required change in accounting for equity awards.
As a result of TCJA, two discrete charges were recorded. The transition to the new territorial tax system resulted in a transition tax payable over eight years on undistributed earnings of non-U.S. subsidiaries. This mandatory taxation of accumulated foreign earnings substantially changed the economic considerations of continued permanent investment of those accumulated earnings, a key component of our global capital strategy. As a result of the transition tax, the Company anticipates repatriating the majority of the accumulated earnings that it previously intended to permanently invest. A charge of $240 million was recorded in the fourth quarter as a provisional estimate of the transition tax and ancillary effects.
The provisional estimate of transition tax includes state taxes and foreign withholding taxes related to the change in the Company's indefinite reinvestment assertion with respect to our pre-2018 foreign earnings. The Company previously considered most unremitted earnings of our non-U.S. subsidiaries, except amounts repatriated in the year earned, to be permanently reinvested and, accordingly, recorded no deferred U.S. income taxes on such earnings. The Company has initially analyzed our global capital requirements and potential tax liabilities attributable to repatriation. The Company estimates that it will repatriate $3.4 billion that was previously considered indefinitely invested. Included in the $240 million charge is a $53 million provisional estimate for withholding and state income taxes. These estimates may be adjusted during 2018 after the Company has finalized its analysis of all the relevant information.
U.S. federal income taxes are not provided on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. The determination of the unrecognized deferred tax liability with respect to these investments is not practicable.
In addition, reducing the U.S. corporate tax rate from 35% to 21%, and the change in deductibility of certain compensation awards to executive officers of the Company effective on January 1, 2018, resulted in a net charge of $220 million to reduce the value of our U.S. deferred tax assets and liabilities.
In December of 2017, the SEC issued Staff Accounting Bulletin 118 ("SAB 118"), establishing a one-year measurement period to complete the accounting for the income tax effects of the TCJA. SAB 118 anticipates three alternative states of completion at the end of the reporting period of accounting for these effects: (1) the tax accounting work has been completed with respect to an item; (2) a provisional amount has been recognized because a reasonable estimate was possible, or (3) a reasonable estimate cannot be provided. The Company believes its analysis of the TCJA to date provides an appropriate basis to record a provisional estimate. Our provisional estimates include the effects of the deemed repatriation tax and the Company's position with respect to permanently reinvested earnings, the impacts of the Global Intangible Low Taxed Income ("GILTI") and Base Erosion and Anti-abuse Tax ("BEAT") provisions, and the remeasurement of U.S. deferred tax based on estimated enactment-date deferred tax balances, which may be adjusted in 2018 when the 2017 tax return is filed. However, given the significant complexity of the TCJA, anticipated guidance from the U.S. Treasury about its implementation, the potential for additional guidance from the SEC or FASB, and the global complexity of the Company, these estimates may be adjusted during 2018.
Valuation allowances had net increases of $9 million in 2017 and net decreases of $8 million and $69 million in 2016 and 2015, respectively. During 2017, adjustments of the beginning of the year balances of valuation allowances increased income tax expense by $11 million, and decreased income tax expense by $7 million and $14 million in 2016, and 2015, respectively. The decrease in the valuation allowance in 2015 also reflects the write down of a deferred tax asset along with its full valuation allowance because the Company cannot utilize a net operating loss. Approximately 81% of the Company’s net operating loss carryforwards expire from 2018 through 2036, and others are unlimited. The potential tax benefit from net operating loss carryforwards at the end of 2017 comprised federal, state and local, and non-U.S. tax benefits of $6 million, $49 million and $31 million, respectively, before reduction for valuation allowances.
The realization of deferred tax assets depends on generating future taxable income during the periods in which the tax benefits are deductible or creditable. Tax liabilities are determined and assessed jurisdictionally by legal entity or filing group. Certain taxing jurisdictions allow or require combined or consolidated tax filings. The Company assessed the realizability of its deferred tax assets, and considered all available evidence, including the existence of a recent history of losses, placing particular weight on evidence that could be objectively verified. A valuation allowance was recorded to reduce deferred tax assets to the amount that the Company believes is more likely than not to be realized.
Following is a reconciliation of the Company’s total gross unrecognized tax benefits for the years ended December 31, 2017, 2016 and 2015:

(In millions of dollars)	2017	2016	2015
Balance at January 1,	$65	$74	$97
Additions, based on tax positions related to current year	1	2	3
Additions for tax positions of prior years	14	6	22
Reductions for tax positions of prior years	(6)	(6)	(10)
Settlements	—	(7)	(20)
Lapses in statutes of limitation	(3)	(4)	(18)
Balance at December 31,	$71	$65	$74

Of the total unrecognized tax benefits at December 31, 2017, 2016 and 2015, $56 million, $53 million and $53 million, respectively, represent the amount that, if recognized, would favorably affect the effective tax rate in any future periods. The total gross amount of accrued interest and penalties at December 31, 2017, 2016 and 2015, before any applicable federal benefit, was $12 million, $11 million and $8 million, respectively.
The Company is routinely examined by tax authorities in the jurisdictions in which it has significant operations. In the US federal jurisdiction the Company participates in the Internal Revenue Service’s ("IRS") Compliance Assurance Process ("CAP"), which is structured to conduct real-time compliance reviews. The IRS is currently examining the Company’s 2015 and 2016 tax returns and is performing a pre-filing review of 2017. In 2015, the Company settled its federal tax audit for the year 2014.
New York State and New York City have examinations underway for various entities covering the years 2007 through 2014. Outside the United States, there are ongoing examinations in Germany for the years 2009 through 2012, in France for the years 2011 and 2012, and in Italy for the year 2015. There are ongoing examinations in Canada of tax years 2013 and 2014. The United Kingdom's examination of year 2014 is ongoing and an examination of year 2015 has been commenced. The Company regularly considers the likelihood of assessments in each of the taxing jurisdictions resulting from examinations. The Company has established liabilities for uncertain tax positions in relation to the potential assessments. The Company believes the resolution of tax matters will not have a material effect on the consolidated financial position of the Company, although a resolution of tax matters could have a material impact on the Company's net income or cash flows and on its effective tax rate in a particular future period. It is reasonably possible that the total amount of unrecognized tax benefits will decrease between zero and approximately $6 million within the next twelve months due to settlement of audits and expiration of statutes of limitation.